UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 20, 2024

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54554	45-1226465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

701 Wild Rose Lane

Elk City, Idaho 83525

(Address of Principal Executive Offices and Zip Code)

(760) 295-7208

(Issuer’s telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TSOI	OTC Markets

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2024, we filed with the Nevada Secretary of State a Certificate of Change pursuant to NRS 78.1955. The Board of Directors of Therapeutic Solutions International, Inc., a Nevada corporation, (the “Corporation”), does hereby provide for the issuance of a series of preferred stock to be designated “Series B 5% Preferred Stock” and does hereby fix and determine the voting powers, designations, preferences, limitations, restrictions and relative participating, optional or other rights, if any, of the shares of each such series and the qualifications, limitations or restrictions thereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Change Pursuant to NRS 78.1955, filed February 15, 2024
3.11	Attachment to Certificate of Designation
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2024

THERAPEUTIC SOLUTIONS INTERNATIONAL, INC.

By:	/s/ Timothy Dixon
Timothy Dixon
Chief Executive Officer